UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2010
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

2361 Rosecrans Avenue
Suite 440
El Segundo, CA 90245
(Address of principal executive offices) (Zip Code)

(310) 536-0908
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

Peerless Systems Corporation (the “Company) is party to a Consulting Agreement, dated December 1, 2008, with Jeffrey S. Wald, who was elected as a director of the Company at the 2010 annual meeting of stockholders (the “Annual Meeting”) held on June 23, 2010. The Agreement provides that Mr. Wald will perform such duties for the Company including (i) development of the Company’s business plans, modeling and financial analysis of investment opportunities, (ii) development and maintenance of the Company’s pipeline of potential investments, (iii) assessment of the financial and strategic condition of the individual targets pursued, (iv) oversight of third party consultants, if any, hired in connection with potential transactions, (v) oversight of deal discussions and negotiations and (vi) status reports to the Board.  Mr. Wald’s consulting fee is $14,000 per month and he is entitled to reimbursement of expenses.  Mr. Wald is required to keep the Company’s information confidential.  The agreement may be terminated by either party upon 30 days’ notice to the other party.  The foregoing summary is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 23, 2010. At the Annual Meeting, the Company’s stockholders (i) elected Steven M. Bathgate, Timothy E. Brog, Gregory Bylinsky, Jefferson Gramm, Jeffrey A. Hammer, Edward Ramsden and Jeffrey S. Wald as directors of the Company, and (ii) ratified Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2011.  The votes on these matters are as follows:

1.	Election of directors

Director	For	Withhold Authority	Broker Non-Votes
Steven M. Bathgate	7,451,334	1,734,294	4,497,079
Timothy E. Brog	6,286,492	2,899,236	4,497,079
Gregory Bylinsky	8,620,189	565,539	4,497,079
Jefferson Gramm	8,224,290	961,438	4,497,079
Jeffrey A. Hammer	8,468,408	717,320	4,497,079
Edward Ramsden	8,345,108	840,620	4,497,079
Jeffrey S. Wald	8,156,332	1,029,396	4,497,079

2.	Ratification of independent registered public accounting firm

For	Against	Abstain
13,586,886	60,228	1,212

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	Consulting Services Agreement, dated December 1, 2008, between Peerless Systems Corporation and Jeffrey S. Wald.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: June 24, 2010	By:	/s/ William Neil
		Name:	William Neil
		Title:	Acting Chief Executive Officer and Chief Financial Officer